UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 29, 2012

Auxilium Pharmaceuticals, Inc.

(Exact Name of Registrant Specified in Charter)

Delaware	000-50855	23-3016883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Valley Stream Parkway Malvern, PA		19355
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (484) 321-5900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On February 29, 2012, the Company issued a press release announcing that it will join with the National Organization for Rare Disorders (NORD) in observing Rare Disease Day, the purpose of which will be to focus attention on the needs of patients and families impacted by rare diseases. The Company also announced that it will launch a new Dupuytren’s patient website, www.factsonhand.com.

The full text of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated February 29, 2012, issued by Auxilium Pharmaceuticals, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AUXILIUM PHARMACEUTICALS, INC.

Date: February 29, 2012	By:	/s/ Andrew I. Koven

Andrew I. Koven
Chief Administrative Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release, dated February 29, 2012, issued by Auxilium Pharmaceuticals, Inc.